STANDSTILL AGREEMENT

     THIS STANDSTILL AGREEMENT (the "Agreement"), dated as of September 30, 2002, is entered into by and among MATRIA HEALTHCARE, INC., a Delaware corporation ("Matria"), LIFEMETRIX, INC., a Delaware corporation ("LifeMetrix") and the stockholders of LifeMetrix listed on Schedule 1 attached hereto (the "Investors").

                              Statement of Purpose

     The Investors are holders of preferred stock of LifeMetrix. Matria, LifeMetrix and Quality Oncology, Inc., a Delaware corporation and wholly-owned subsidiary of LifeMetrix ("QO"), have entered into a Purchase and Sale Agreement dated as of April 29, 2002 (the "Purchase Agreement") pursuant to which Matria will acquire substantially all of the assets of LifeMetrix, including all of the issued and outstanding stock of QO for consideration consisting in part of the Shares (as defined below). The Shares will be issued by Matria as part of the Closing Purchase Price and may be issued by Matria as part of the Earn Out Payment, and such Shares may be distributed, subject to Section 3.8(g) of the Purchase Agreement, to the Investors. As a condition to consummation of the Purchase Agreement, LifeMetrix and Matria have agreed that the parties hereto will enter into this Agreement with respect to the ownership and disposition of Matria Voting Securities (as defined below).

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE 1
                                   Definitions

     1. Definitions. Capitalized terms used but not defined herein will have the respective meanings ----------- assigned to such terms in the Purchase
Agreement. For all purposes of this Agreement, the following terms shall have the respective meanings specified below:

     "Affiliate" means any Person that controls, is controlled by or is under common control with another Person; provided that, for purposes of this definition, "control" shall be deemed to exist only by virtue of possession of more than 50% of the voting power of a Person's stockholders or other equity holders possessing general voting rights.

     "Beneficial Ownership" shall have the meaning prescribed to such term in Rule 13b-3 of the Exchange Act.

     "Board" means the Board of Directors of Matria.

     "Common Stock" means the common stock of Matria, par value $.01 per share, as described in the Certificate of Incorporation of Matria.

     "Estimated Tax Liability" means the estimated tax liability to LifeMetrix or its stockholders (as evidenced by a Tax Estimate delivered to Matria by LifeMetrix) resulting from any appreciation in the price of Common Stock between the Closing Date and the earliest of (i) the thirtieth (30th) day after the Closing Date, (ii) the date which is five (5) days after any such earlier date as Matria may permit LifeMetrix to adopt or approve a plan of liquidation or dissolution, or (iii) the first date on which any Initial Issuance Shares are distributed to any stockholders or a liquidating trust of LifeMetrix.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Initial Issuance Date" means the date any Shares are issued by Matria as part of the Closing Purchase Price.

     "Initial Issuance Shares" means the Shares issued on the Initial Issuance Date and any shares of Common Stock received from Matria, by way of stock split, dividend, recapitalization, capital reorganization or similar transaction, on or in respect of such Shares.

     "Investor Distribution" means any distribution of Shares by an Investor to its stockholders, limited partners or other equity holders, provided that such Investor, within five (5) business days thereafter, notifies Matria of such distribution and certifies to Matria as to the aggregate number of Shares which such Investor has Transferred to each such stockholder or equity holder, and that each such stockholder or equity holder which has received from such Investor a number of Shares in the aggregate greater than or equal to 2% of the total number of shares of Common Stock outstanding at the time of such distribution expressly agrees in writing to be bound by and subject to the same restrictions and obligations as are applicable to the distributing Investor under this Agreement with respect to such number of Shares.

     "LifeMetrix Stockholder" means any Person receiving any Shares as a distribution on or in respect of its shares of the capital stock of LifeMetrix in accordance with the terms hereof (including, without limitation, the Investors).

     "Liquidating Transfer" means a distribution of Shares by LifeMetrix to its stockholders and/or to a liquidating trust, or a distribution by a liquidating trust to any of the stockholders of LifeMetrix, in each case in connection with the liquidation and dissolution of LifeMetrix approved and consummated in accordance with the restrictions of Section 3.8(g) of the Purchase Agreement, provided that any liquidating trust of LifeMetrix receiving Shares expressly agrees in writing prior to any such distribution to be bound by and subject to the same restrictions as are applicable to LifeMetrix under this Agreement and to perform all of LifeMetrix's obligations and to assume all of LifeMetrix's liabilities hereunder, and any such liquidating trust shall be entitled to exercise all rights of LifeMetrix hereunder.

     "Market Price" means, per share of Common Stock, as of the applicable date set forth in this Agreement (i) if such Common Stock is listed on a national securities exchange or traded on The Nasdaq National Market System ("NMS"), the average during the ten (10) consecutive trading days immediately preceding such date of the last price at which the Common Stock shall have been sold on the national securities exchange (or if traded on more than one such exchange, the principal exchange on which such shares are traded) or the NMS on each such trading day, or (ii) if the Common Stock shall not be listed on a national securities exchange or traded on the NMS but shall be traded in the over-the-counter market and quotations therefor are reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the average during the ten (10) consecutive trading days immediately preceding such date of the last price (if such last price is then reported on a real-time basis) on each such trading day, or, if the last price is not then so reported, the mean between the bid and asked prices last reported on each such day, by NASDAQ, or (iii) if at any time quotations for the Common Stock shall not be reported by NASDAQ for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or traded on the NMS, the fair market value per share of Common Stock as determined by an independent investment banking firm jointly selected by Matria and the Review Committee on the basis of available prices for such Common Stock or in such other manner as it deems reasonable.

     "Matria Voting Securities" means (i) any securities of Matria entitled, or which may be entitled, to vote (whether or not entitled to vote generally in the election of directors and including voting rights granted by law or under the Certificate of Incorporation of Matria) and (ii) any securities of Matria convertible into or exercisable or exchangeable for the securities described in clause (i), whether or not subject to the passage of time or other contingencies.

     "Permitted Transfer" means any (i) Transfer of Shares by a LifeMetrix Stockholder without consideration, by way of gift, devise or inheritance, or
(ii) Transfer of Shares by a LifeMetrix Stockholder to any single Person or group if, after due inquiry, the transferor reasonably believes that such Person or group would not own 5% or more of the then outstanding Common Stock, in a privately negotiated transaction; provided that, in each case, any Person so acquiring the Shares from any Investor (or any Permitted Transferee thereof) expressly agrees in writing to be bound by and subject to the same restrictions and obligations as are applicable to the transferor under this Agreement.

     "Permitted Transferee" means any Person receiving Shares pursuant to a Permitted Transfer or Investor Distribution, which Person shall be subject to the same restrictions on Transfer as are applicable to a LifeMetrix Stockholder under this Agreement.

     "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

     "Registration  Rights  Agreement"  means that certain  Registration  Rights
Agreement  by  and  among  Matria,   LifeMetrix  and  certain   stockholders  of
LifeMetrix.

     "Restricted Period" means (i) with respect to the Shares issued on the Initial Issuance Date, a period of one (1) year from the Initial Issuance Date (such Restricted Period being the "First Restricted Period"), and (ii) with respect to any Shares issued on the Subsequent Issuance Date, a period of one
(1) year from the Subsequent Issuance Date (such Restricted Period being the "Second Restricted Period").

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means the Initial Issuance Shares and the Subsequent Issuance Shares. ------

     "Subsequent Issuance Date" means the date any Shares are issued by Matria as part of the Earn Out Payment.

     "Subsequent Issuance Shares" means Shares issued on the Subsequent Issuance Date and any shares of Common Stock received from Matria, by way of stock split, dividend, recapitalization, capital reorganization or similar transaction, on or in respect of such Shares.

     "Tax Estimate" means a written estimate of the applicable tax liability or withholding obligation, accompanied by a detailed explanation of the manner in which such estimate was calculated and the items and assumptions on which such calculation was based, prepared by KPMG LLP or another independent accounting firm reasonably satisfactory to Matria.

     "Transfer" means (i) to sell, assign, transfer, convey, pledge, hypothecate, offer, grant an option, contract, right or warrant with respect to or otherwise dispose of or encumber any interest in, directly or indirectly through an Affiliate or otherwise (or enter into an agreement, arrangement or understanding with respect to the foregoing), or (ii) to enter into or agree to enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of the ownership of the Shares.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

2.1  Representations and Warranties of Investors.
     Each Investor hereby represents and warrants to Matria as follows:

     (a) Such Investor has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on behalf of such Investor. This Agreement is a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether asserted at law or in equity).

     (b) Neither the execution and delivery of this Agreement by such Investor nor the consummation by such Investor of the transactions contemplated hereby conflicts with or constitutes a violation of or default under (i) the charter or by-laws or other organizational or governing documents of such Investor, (ii) any statute, law, regulation, order or decree applicable to such Investor, or
(iii) any contract, commitment, agreement, arrangement or restriction of any kind to which such Investor is a party or by which such Investor is bound.

2.2 Representations and Warranties of LifeMetrix. LifeMetrix hereby represents and warrants to Matria as follows:

     (a) LifeMetrix has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by LifeMetrix and the consummation by LifeMetrix of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of LifeMetrix. This Agreement is a valid and binding obligation of LifeMetrix enforceable against LifeMetrix in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether asserted at law or in equity).

     (b) Neither the execution and delivery of this Agreement by LifeMetrix nor the consummation by LifeMetrix of the transactions contemplated hereby conflicts with or constitutes a violation of or default under (i) the charter or by-laws of LifeMetrix, (ii) any statute, law, regulation, order or decree applicable to LifeMetrix, or (iii) any contract, commitment, agreement, arrangement or restriction of any kind to which LifeMetrix is a party or by which LifeMetrix is bound.

2.3 Representations and Warranties of Matria. Matria hereby represents and warrants to LifeMetrix and the Investors as follows:

     (a) Matria has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by Matria and the consummation by Matria of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of Matria. This Agreement is a valid and binding obligation of Matria enforceable against Matria in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether asserted at law or in equity).

     (b) Neither the execution and delivery of this Agreement by Matria nor the consummation by Matria of the transactions contemplated hereby conflicts with or constitutes a violation of or default under (i) the charter or by-laws of Matria, (ii) any statute, law, regulation, order or decree applicable to Matria, or (iii) any contract, commitment, agreement, arrangement or restriction of any kind to which Matria is a party or by which Matria is bound.

                                    ARTICLE 3
                     RESTRICTIONS ON OWNERSHIP AND TRANSFER

3.1 Restrictions on Certain Actions. Neither LifeMetrix nor any Investor, whether directly or indirectly through any Affiliate or otherwise, shall:

     (a) acquire, announce an intention to acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire by purchase, by gift, by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Exchange Act, such term to have such meaning throughout this Agreement) or otherwise, directly or indirectly, any (i) assets, businesses or properties of Matria other than in the ordinary course of business of Matria and such Investor as conducted at such time, (ii) any Matria Voting Securities (except, in the case of an Investor, indirectly (A) through the acquisition of shares of a privately-held entity which owns Matria Voting Securities, or (B) in a transaction in which shares of an entity owned by such Investor are sold or exchanged for, or converted into, consideration including Matria Voting Securities; provided that, in each case, such acquisition or transaction occurs in the ordinary course of business of such Investor as conducted at such time), or (iii) any options or other rights to acquire any Matria Voting Securities (whether or not exercisable only after the passage of time or the occurrence of an event); provided that the limitations set forth in the foregoing clauses (ii) and (iii) shall not apply to any Investor which would not, after giving affect to such proposed acquisition, possess Beneficial Ownership or the right to acquire Beneficial Ownership of more than 1% of the outstanding Matria Voting Securities of any class or series;

     (b) participate in the formation or encourage the formation of, or join or in any way participate with, any Person for the purpose of owning or seeking to acquire Beneficial Ownership of Matria Voting Securities;

     (c) solicit or in any way participate, directly or indirectly, in the "solicitation" of "proxies" or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, such terms to have such meaning throughout this Agreement) with respect to Matria;

     (d) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to Matria or induce any other person to initiate any stockholder proposal;

     (e) seek to place any representative on the Board, seek the removal of any member of the Board or seek to have called any meeting of the Board or stockholders of Matria;

     (f) deposit any Shares in a voting trust or subject them to a voting agreement or other agreement or arrangement with respect to the voting of such Matria Voting Securities;

     (g) otherwise act, alone or in concert with others, to seek to control the management, Board, policies or affairs of Matria (except for actions of the Review Committee specifically contemplated by Section 3.7 of the Purchase Agreement); solicit, propose, seek to effect or negotiate with any other Person (including, without limitation, Matria) with respect to any merger, acquisition or other form of business combination or other extraordinary transaction with Matria or any of its subsidiaries or any restructuring, recapitalization, similar transaction or other transaction not in the ordinary course of business with respect to Matria or any of its subsidiaries; solicit, make or propose or negotiate with any other person with respect to, or announce an intent to make, any tender offer or exchange offer for any securities of Matria or any of its subsidiaries; or publicly disclose an intent, purpose, plan or proposal with respect to Matria, any of its subsidiaries or any securities or assets of Matria or any of its subsidiaries, that would violate the provisions of this Section 3.1, or assist, participate in, facilitate or solicit any effort or attempt by any person to do or seek to do any of the foregoing; or

     (h) request Matria or any of its Representatives to amend or waive any provision of this Section 3.1 or Section 3.2 of this Agreement, or otherwise seek any modification to or waiver of any of the agreements or obligations of LifeMetrix, the Investors, and their respective Affiliates under Sections 3.1, 3.2, 3.6 and 4.1 of this Agreement.

3.2 Certain Permitted Actions. Notwithstanding the limitations and restrictions set forth in Section 3.1, LifeMetrix and the Investors shall have the right to acquire the Shares and shall have the right to acquire any Matria securities or other assets distributed by Matria to LifeMetrix or the Investors as a dividend or issued by Matria to LifeMetrix or the Investors pursuant to a stock split, reclassification, capital reorganization or similar transaction affecting any Matria securities held by LifeMetrix or the Investors.

3.3 Repurchase or Resale of Common Stock. In the event that LifeMetrix or any Investor, whether directly or indirectly through any Affiliate or otherwise, shall at any time obtain any Matria Voting Securities in violation of this Agreement, Matria shall have the right and option, in addition to any other remedy available to it for breach of this Agreement under law, in equity or otherwise, to (a) repurchase such Matria Voting
     Securities held by such violating party; or (b) to cause such violating party to immediately transfer such Matria Voting Securities to a Person who is not an Affiliate of such violating party. Such right and option of Matria under clause (a) may be exercised by Matria by delivering written notice to LifeMetrix or an Investor, as the case may be, on any business day within ten (10) business days of Matria's receipt of actual notice of such violation at such party's address set forth on the signature pages hereof, and the closing of the repurchase shall occur at the principal office of Matria within ten (10) business days of the date of such notice. At such closing, Matria shall tender (i) if the Matria Voting Securities being reacquired are Common Stock, the Market Price of the Common Stock being repurchased as of the date of the notice of repurchase in immediately available funds, or (ii) if the Matria Voting Securities being reacquired are not Common Stock, the price the violating party paid for such Matria Voting Securities. At the closing, the violating party shall deliver certificates for the shares being repurchased duly endorsed for transfer to Matria together with a certificate to the effect that such violating party owns the shares to be transferred free and clear of any and all liens, claims and encumbrances of any kind.

3.4  Prohibition on Transfer.

     (a) Notwithstanding any other provision of this Agreement to the contrary (except for and subject to Section 3.4(b) below), and subject to the piggyback registration rights granted to LifeMetrix and the Investors pursuant to Section
2.1 of the Registration Rights Agreement, neither LifeMetrix nor any LifeMetrix Stockholder will Transfer any Shares (i) during the applicable Restricted Period, other than pursuant to a Permitted Transfer, Investor Distribution or Liquidating Transfer, or (ii) during the period from the later of (A) January 1, 2004 or (B) the date that is seventeen (17) months after the Closing, until June 30, 2004 or the earlier date on which the Earn Out Payment, if any, is made by Matria, other than pursuant to a Permitted Transfer, Investor Distribution, or Liquidating Transfer.

     (b) Notwithstanding Section 3.4(a) above, during the First Restricted Period LifeMetrix shall be permitted to Transfer, in Transfers described in
Section 3.6(b) and in compliance with Rule 145 promulgated under the Securities Act, up to such number of Initial Issuance Shares equal to the quotient obtained by dividing (i) the greater of (A) $1,000,000 or (B) the sum of (1) the Estimated Tax Liability plus (2) the estimated withholding obligation of LifeMetrix (as evidenced by a Tax Estimate delivered to Matria by LifeMetrix) with respect to recipients of Incentive Bonuses resulting from the payment of the Incentive Bonuses with respect to the 2002 calendar year; by (ii) the Closing Stock Price as of the Closing Date.

 3.5  Transfers After Restricted Periods.


     (a) After the expiration of the First Restricted Period, LifeMetrix and the LifeMetrix Stockholders may Transfer Initial Issuance Shares only in accordance with Section 3.6 and in compliance with all applicable securities laws.

     (b) After the expiration of Second Restricted Period, LifeMetrix and the LifeMetrix Stockholders may Transfer Subsequent Issuance Shares only in accordance with Section 3.6 and in compliance with all applicable securities laws, subject in all events to Section 3.5(c).

     (c) It is the intent of the parties hereto that, after the expiration of the Second Restricted Period, LifeMetrix and the LifeMetrix Stockholders shall not, other than pursuant to a Liquidating Transfer, Investor Distribution or Permitted Transfer, collectively Transfer during any ninety (90) day period, determined on a rolling basis (a "Sale Period"), a number of Subsequent Issuance Shares in excess of ten percent (10%) of the total number of shares of Common Stock outstanding as of the last day of the immediately preceding calendar year (the "Transfer Limit"). No LifeMetrix Stockholder shall be liable hereunder for the actions of any other LifeMetrix Stockholder. For purposes of effecting the foregoing restriction, the following formula shall apply for purposes of determining how many Subsequent Issuance Shares LifeMetrix and each LifeMetrix Stockholder may Transfer after expiration of the Second Restricted Period during any applicable Sale Period. If the total number of Subsequent Issuance Shares exceeds the Transfer Limit, the following restrictions shall apply.

                           (i) Until a Liquidating Transfer of Subsequent Issuance Shares to LifeMetrix Stockholders pursuant hereto, LifeMetrix shall not Transfer Subsequent Issuance Shares after expiration of the Second Restricted Period in excess of the Transfer Limit during any Sale Period.

                           (ii) In the event of a Liquidating Transfer of any Subsequent Issuance Shares to LifeMetrix Stockholders pursuant hereto, then, after expiration of the Second Restricted Period, (A) LifeMetrix shall thereafter be permitted to Transfer during any Sale Period a number of Subsequent Issuance Shares equal to the Transfer Limit multiplied by the percentage, expressed as a fraction, obtained by dividing (x) the total number of Subsequent Issuance Shares retained by LifeMetrix after such Liquidating Transfer by (y) the total number of Subsequent Issuance Shares issued, and (B) each LifeMetrix Stockholder receiving Subsequent Issuance Shares in such Liquidating Transfer shall thereafter be permitted to Transfer a number of Subsequent Issuance Shares (the "Stockholder Transfer Limit") equal to the Transfer Limit multiplied by the percentage, expressed as a fraction, obtained by dividing (x) the total number of Subsequent Issuance Shares received by such LifeMetrix Stockholder in such Liquidating Transfer by (y) the total number of Subsequent Issuance Shares issued.

     For example, if there were 10,000,000 shares of Common Stock outstanding as of the last day of the immediately preceding calendar year, the Transfer Limit would be 1,000,000 shares. If LifeMetrix received 1,200,000 Subsequent Issuance Shares, LifeMetrix could, after the expiration of the Second Restricted Period, initially Transfer no more than 1,000,000 Subsequent Issuance Shares during any Sale Period (except pursuant to a Liquidating Transfer). If LifeMetrix (or a liquidating trust) made a Liquidating Transfer of 720,000 Subsequent Issuance Shares to the LifeMetrix Stockholders, then immediately after the expiration of the Second Restricted Period and following such Liquidating Transfer, LifeMetrix (or a liquidating trust) could not Transfer during any Sale Period a number of Subsequent Issuance Shares greater than the product of 1,000,000 multiplied by 480,000/1,200,000, or 400,000 Subsequent Issuance Shares. A LifeMetrix Stockholder receiving 400,000 Subsequent Issuance Shares in such Liquidating Transfer could not, after the expiration of the Second Restricted Period,
Transfer during any Sale Period (except pursuant to a Permitted Transfer or Investor Distribution) a number of Subsequent Issuance Shares greater than the product of 1,000,000 multiplied by 400,000/1,200,000, or 333,000 Subsequent
Issuance Shares. Another LifeMetrix Stockholder receiving 320,000 Subsequent Issuance Shares in such Liquidating Transfer could not, after the expiration of the Second Restricted Period, Transfer during any Sale Period (except pursuant to a Permitted Transfer or Investor Distribution) a number of Subsequent Issuance Shares greater than the product of 1,000,000 multiplied by 320,000/1,200,000, or 267,000 Subsequent Issuance Shares.

                           (iii) In the event of a Permitted Transfer or Investor Distribution of any Subsequent Issuance Shares, the Stockholder Transfer Limit of the transferor shall be prorated between the transferor and each Permitted Transferee as appropriate to reflect the relative ownership of Subsequent Insurance Shares by the transferor and each Permitted Transferee following such Permitted Transfer or Investor Distribution.

                           (iv) Upon any subsequent Liquidating Transfer, the formula above shall be reapplied using the cumulative number of Shares received by each LifeMetrix Stockholder in all such Liquidating Transfers to determine how many Subsequent Issuance Shares LifeMetrix and/or the LifeMetrix Stockholders shall thereafter be permitted to Transfer during any Sale Period after expiration of the Second Restricted Period. In reapplying such formula, the parties hereto will attempt to enforce the intent of this Section 3.5 (i.e., to restrict LifeMetrix and the LifeMetrix Stockholders from collectively Transferring more than the Transfer Limit within any Sale Period after expiration of the Second Restricted Period).

                           (v) Notwithstanding anything to the contrary contained in this Section 3.5(c), if at any time after the expiration of the Second Restricted Period, LifeMetrix owns a number of Subsequent Issuance Shares greater than the Transfer Limit, then, other than Investor Distributions, only LifeMetrix shall be permitted to Transfer Shares during such time, and, except pursuant to a Liquidating Transfer, only to the extent of the Transfer Limit during any Sale Period.

                           (vi) The Transfer Limit, and the number of Subsequent Issuance Shares included in any calculation under this Section 3.5, shall be adjusted as appropriate from time to time to give effect to any stock split, stock dividend, reclassification, capital reorganization or similar transaction on or in respect of the Common Stock.

                           (vii) Notwithstanding anything to the contrary contained in this Section 3.5(c), the limitations on transfer set forth in this Section 3.5(c) shall not apply to any LifeMetrix Stockholder which has received, in the aggregate, a number of Shares equal to or less than 1% of the total number of shares of Common Stock outstanding at the time of any proposed Transfer by such LifeMetrix Stockholder.

3.6  Authorized Transfers.


(a)  Notwithstanding   Section  3.5,  neither   LifeMetrix  nor  any  LifeMetrix
     Stockholder will Transfer any Shares at any time except Transfers described in Section 3.6(b).

(b) From and after the expiration of the applicable Restricted Period, LifeMetrix and the LifeMetrix Stockholders may Transfer Shares only (i) pursuant to a transaction approved in writing by the Board, (ii) pursuant to (A) a "qualifying offer" (as defined below) or (B) a "qualifying tender offer" (as defined below), (iii) in a Permitted Transfer, Liquidating Transfer, or an Investor Distribution, (iv) pursuant to a bona fide pledge of Shares by LifeMetrix or a LifeMetrix Stockholder as security for bona fide indebtedness to a brokerage firm or financial institution not affiliated with LifeMetrix, such LifeMetrix Stockholder or any of their Affiliates for money borrowed, (v) in "brokers' transactions" (as such term is defined in Rule 144(g) of the Securities Act, which definition shall apply for all purposes of this Agreement) on the NMS, or if the Shares are not listed on the NMS, on the principal national securities exchange on which such Shares are listed or admitted to trading, and if not so listed or admitted, in the over-the-counter market (vi) in a registered public offering pursuant to the Registration Rights Agreement, or (vii) to any Person or group if, after due inquiry, LifeMetrix or a LifeMetrix Stockholder reasonably believes such Person or group would not own 5% or more of the then outstanding Common Stock.

     For purposes of this Agreement, a "qualifying offer" shall mean (i)any tender offer or exchange offer commenced by Matria for any Matria Voting Securities, and (ii) any acquisition transaction involving any Matria Voting Securities proposed by a Person or entity other than Matria (A) which is approved by, or not opposed by, the Board, or (B) where such third party offeror already owns at least 50% of the outstanding Matria Voting Securities. For purposes of this Agreement, a "qualifying tender offer" shall mean any acquisition transaction involving any Matria Voting Securities which is a bona fide tender offer or exchange offer that is commenced by a third party offeror who does not already own at least 50% of the outstanding Matria Voting Securities at a price per share greater than the Market Price as of the last trading day prior to the first public announcement of such offer, if upon consummation thereof, such third party offeror would have Beneficial Ownership of 50% or more of the then outstanding Common Stock.

3.7 Legends. LifeMetrix and each Investor hereby acknowledges and agrees that each certificate representing the Shares issued pursuant to this Agreement, in addition to any legend referenced in Section 3.3(c) of the Purchase Agreement, shall include a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A STANDSTILL AGREEMENT DATED AS OF SEPTEMBER 30 , 2002 BETWEEN [LIFEMETRIX/INVESTOR] AND THE CORPORATION, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT, AND ANY ATTEMPTED TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF THE TERMS OF SUCH AGREEMENT SHALL BE NULL AND VOID AND NOT RECOGNIZED BY THE CORPORATION.

     Any such legend shall be removed upon request of any applicable LifeMetrix Stockholder following the expiration or termination of this Agreement as to such LifeMetrix Stockholder or at such time as the holder of the applicable Shares is no longer subject to any restriction or limitations on Transfer referenced in such legend.

3.8 Cooperation. In the event of any attempted Transfer of Shares, Matria shall, with reasonable promptness, advise any applicable broker or transfer agent as to whether or not such Transfer is permitted under the terms of this Agreement and the Purchase Agreement.

                                    ARTICLE 4
                                     VOTING

4.1 Voting. In connection with all matters subject to the vote of security holders of Matria, LifeMetrix and each Investor shall, and shall direct its Affiliates to, vote (or execute a written consent, as the case may be) all Shares owned by them (a) in accordance with the recommendation of the Board with respect to such matter, or (b) in the absence of such a recommendation, in the same proportion as the votes cast by all other holders of Matria Voting Securities with respect to such matter.

4.2 No Waiver. By voting as directed by Matria, neither LifeMetrix, any Investor, nor their respective Affiliates shall be deemed to have waived any rights that it may have under the Certificate of Incorporation of Matria, the Bylaws or other governing documents of Matria, the Purchase Agreement or the Delaware General Corporation Law to challenge the applicable actions taken.

                                    ARTICLE 5
                                  MISCELLANEOUS

5.1 Term. The term of this Agreement shall begin as of the date hereof and shall continue until the date that is five (5) years from the Subsequent Issuance Date. Notwithstanding the foregoing, the restrictions set forth herein shall terminate with respect to any LifeMetrix Stockholder at such time as such LifeMetrix Stockholder has disposed of Beneficial Ownership of all Shares acquired by such LifeMetrix Stockholder in accordance with this Agreement.

5.2 Specific Performance. The parties hereto hereby acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties hereto will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they may be entitled under this Agreement, at law, in equity or otherwise.

5.3 No Waiver. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

5.4 Entire Agreement; Amendment. This Agreement (including the Schedules hereto, which are hereby incorporated by reference) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by (i) until LifeMetrix Transfers all of its Shares, by an agreement in writing executed by Matria and Investors holding a majority of the voting power, as of the Closing, held by all series of the Preferred Stock of LifeMetrix and, until the Subsequent Issuance Date, by LifeMetrix, and (ii) if LifeMetrix has Transferred all of its Shares, by an agreement in writing executed by Matria and the holders of a majority of the Shares remaining subject to the restrictions set forth in this Agreement.

5.5 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties hereto that they would have executed the remaining provisions without including any that may be declared unenforceable.

5.6 Headings; References. Article and Section headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. Any references to specific Articles or Sections shall be references to Articles or Sections of this Agreement unless expressly stated otherwise.

5.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same Agreement, and any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original.

5.8 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed to the address of such party as set forth beneath such party's signature hereto, or at such other address as a party may designate by ten days' advance written notice to the other parties hereto pursuant to the provisions of this Section 5.8.

5.9  Successors  and  Assigns;   Assignment.   This  Agreement  shall  bind  the
     successors and assigns of the parties hereto, and shall inure to the benefit of any successor or assign of any of the parties hereto; provided, however, that this Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto, except in connection with a Permitted Transfer, Investor Distribution or Liquidating Transfer; provided further, that no such assignment shall relieve the assignor of any of its obligations or liabilities hereunder.

5.10 Governing Law. The validity and effect of this Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware.


                                       [Signatures begin on following page]

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Standstill Agreement among Matria Healthcare, Inc., LifeMetrix, Inc. and the undersigned Investors to be executed as of the date first referred to above.

                                   "Matria"

                                   MATRIA HEALTHCARE, INC.

                                   By:
                                   --------------------------------------------
                                   Name:     Parker H. Petit
                                   Title:    Chairman, President and
                                             Chief Executive Officer
                                   Address:  1850 Parkway Place, 12th Floor
                                             Marietta, Georgia 30067
                                             Attn:  General Counsel
                                   Phone #:     (770) 767-8332
                                   Facsimile #: (770) 767-7769

                                   "LifeMetrix"

                                   LIFEMETRIX, INC.

                                   By:
                                   --------------------------------------------
                                   Title:   ______________________________
                                   Address:  1430 Spring Hill Road, Suite 106
                                             McLean, VA  22102
                                             Attn:  Edmund C. Bujalski
                                   Phone #:      (703) 287-9406
                                   Facsimile #:  (703) 847-0810






                                     [Signatures continued on following pages]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Standstill Agreement among Matria Healthcare, Inc., LifeMetrix, Inc. and the undersigned Investors to be executed as of the date first referred to above.

                               "Investors"

                               ---------------------------

                               By:
                                   --------------------------------------------
                               Title:   ______________________________
                               Address: ______________________________
                                        ------------------------
                               Attn:    ________________________
                               Phone #:      (___)
                                        ------------------------
                               Facsimile #:  (___)
                                        ------------------------


                               ---------------------------

                               By:
                                   --------------------------------------------
                               Title:   ______________________________
                               Address: ________________________
                                        ------------------------
                               Attn:    ________________________
                               Phone #:      (___)
                                        ------------------------
                               Facsimile #:  (___)
                                        ------------------------


                               ---------------------------

                               By:
                                   --------------------------------------------
                               Title:   ______________________________
                               Address: ________________________
                                        ------------------------
                               Attn:    ________________________
                               Phone #:      (___)
                                        ------------------------
                               Facsimile #:  (___)
                                        ------------------------

                                   Schedule 1

                                    Investors


[List of Investors executing this Agreement to be added]